EXHIBIT 10.17

                PHILLIPS-VAN HEUSEN CORPORATION
                   LONG-TERM INCENTIVE PLAN

1. Purpose. The purposes of the Plan are to induce the Company's Chief Executive Officer, Chief Operating Officer and
Chief Financial Officer and to provide such persons with additional incentive to promote the success of the business of the Company and its Subsidiaries.

2. Definitions.

(a) Defined Terms. The following words as used in the Plan shall have the meanings ascribed to each below.

"Award" means a benefit payable under the Plan, as provided herein.

"Board" means the Board of Directors of the Company.

"Cause" means (i) the commission by the Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by the Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries, (iv) continued substance abuse that renders the Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries, or
(v) as defined in the Participant's employment agreement (or other document or documents evidencing the terms of the Participant's employment), if any, with the Company or a Subsidiary.

"Change in Control" means (i) the election of one or more individuals to the Board which election results in one-third of the directors of the Company consisting of individuals who have not been directors of the Company for at least two years, unless such individuals have been elected as directors or nominated for election by the stockholders as directors by three-fourths of the directors of the Company who have been directors of the Company for at least two years, (ii) the sale by the Company of all or substantially all of its assets to any Person, the consolidation of the Company with any Person, the merger of the Company with any Person as a result of which merger the Company is not the surviving entity as a publicly held corporation, (iii) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-fourth, but less than one-half, of the shares of the Company having voting power for the election of directors, unless such sale or transfer has been approved in advance by three-fourths of the directors of the Company who have been directors of the Company for at least two years, (iv) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-half of the shares of the Company having voting power for the election of directors or (v) as defined in the Participant's employment agreement (or other

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document or documents evidencing the terms of the Participant's employment), if any, with the Company or a Subsidiary. For the purposes hereof, (i) the term "Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any other Person, (ii) the term "Person" shall mean any individual, partnership, firm, trust, corporation or other similar entity and (iii) when two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company, such partnership, limited partnership, syndicate or group shall be deemed a "Person."

"Code" means the Internal Revenue Code of 1986, as in effect at the time with respect to which such term is used.

"Committee" means the Compensation Committee of the Board or such other Committee of the Board that the Board shall designate from time to time to administer the Plan or any subcommittee thereof.

"Company" means Phillips-Van Heusen Corporation, a
Delaware corporation.

"Fiscal Year" means each fiscal year of the Company, as set forth in the Company's books and records.

"Participant" means each of the Company's Chief
Executive Officer, Chief Operating Officer and Chief Financial
Officer.

"Performance Cycle" means a three-year period commencing on the first day of a Fiscal Year and ending on the last day of the second subsequent Fiscal Year.

"Plan" means the Phillips-Van Heusen Corporation Long-
Term Incentive Plan, as set forth herein and as may be amended from time to time.

"Subsidiary" has the meaning ascribed to such term in
section 424(f) of the Code.

(b) Interpretation.

(i) The definitions of terms defined herein shall apply equally to both the singular and plural forms of the defined terms.

(ii) Any pronoun shall include the corresponding masculine, feminine and neuter forms, as the context may require.

(iii) All references herein to Sections shall be deemed to be references to Sections of the Plan unless the context shall otherwise require.

(iv) The headings of the Sections are included for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of the Plan.

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3. Effective Date.  The Plan became effective January 31,
2000, subject to ratification by the Company's stockholders.

4. Eligibility. Participation in the Plan with respect to any Performance Cycle shall be available only to the Chief Executive
Officer, Chief Operating Officer and Chief Financial Officer of the Company.

5. Committee. The Plan shall be administered by the Committee. The Committee shall consist of two or more members of the Board each of whom it is intended would be "outside directors" within the meaning of section 162(m)(4)(C) of the Code. The Committee shall be appointed annually by the Board. The Board may, at any time, from time to time, remove any members of the Committee, with or without cause, appoint additional directors as members of the Committee and fill vacancies on the Committee, however created. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority vote of its members at a meeting duly called and held.

6. Administration. Subject to the express provisions of the Plan, the Committee shall have complete authority to administer and interpret the Plan. The Committee shall establish the performance objectives for any calendar year in accordance with
Section 5 hereof and certify whether such performance objectives have been attained prior to the payment of any Award. Any determination made by the Committee under the Plan shall be final and conclusive. Any dispute or disagreement that may arise hereunder or as a result of or in connection with any action taken hereunder shall be resolved by the Committee in its sole discretion. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. The Company shall pay all expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

7. Determination of Participation, Performance Criteria and
Bonuses.

(a) Participation and Performance Criteria. The Committee shall determine who the Participants for each Performance Cycle will be and establish the performance objective or objectives that must be satisfied in order for a Participant to receive an Award for such Performance Cycle, within 90 days of the commencement of such Performance Cycle.

(b) Performance Objectives. Performance objectives shall be based upon earnings per share growth, return on equity performance or such other performance criteria as may be established by the Committee. The Committee shall establish three targets for each Performance Cycle for the performance objectives established by the Committee. The three targets shall consist of a threshold level (below which no Award shall be payable), a plan level and a maximum level (above which no additional Award shall be payable).

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(c) Award Percentages.

(i) At the time that the Committee determines the Participants and establishes the performance objectives with respect to a Performance Cycle, it shall determine the Award payable to each Participant with respect to such Performance Cycle if the applicable threshold, plan or maximum target level is attained. An Award for a Performance Cycle shall be equal to a percentage of a Participant's base salary on the last day of such Performance Cycle. In determining the Award percentage for each Participant, the Committee may take into account the nature of the services rendered by such Participant, his past, present and potential contribution to the Company and its Subsidiaries, his seniority with the Company or any of its Subsidiaries and such other factors as the Committee, in its discretion, shall deem relevant.

(ii) If a threshold, plan or maximum target level is achieved, each applicable Participant shall receive the applicable Award determined, as provided above, for the target level achieved. If the level achieved falls between two of the target levels, a Participant shall receive an Award based on a straight line interpolation between the Awards for the two target levels.

(d) Termination of Employment During Performance Cycle.
If a Participant's employment terminates during a Performance Cycle for which he was determined to be a Participant by reason of his death or disability, such Participant or his estate shall receive the Award, if any, which would otherwise have been payable to such Participant for such Performance Cycle pro rated to the portion of such Performance Cycle actually worked by such Participant. Any such Award shall be paid promptly after it is determined to be payable.

(e) Determination of Awards. The Committee shall determine whether any targets were achieved for a Performance Cycle, which Participants shall have earned bonuses as the result thereof, and the Awards, if any, to which such Participants are entitled no later 90 days subsequent to the last day of the Performance Cycle with respect to which such Awards were earned.

(f) Change in Control. Notwithstanding the foregoing, in the event that there shall be a Change In Control during the third year of a Performance Cycle, each Participant for such Performance Cycle shall be entitled to receive the Award payable to such Participant if the maximum target level for such Performance Cycle had been achieved.

(g) Absolute Maximum Award. Notwithstanding any other provision in the Plan to the contrary, the maximum Award that may be paid to any Participant under the Plan with respect to any Performance Cycle may not exceed $5,000,000.

8. Payment.

(a) Timing.  Payment of any Award determined under Section
7 shall be paid (i) within 30 days following the Compensation Committee's certification as to performance results as set forth in Section 7(e) above or (ii) in the case of an Award payable in accordance with the provisions of Section 7(f) above, within 30 days of a Change in Control.

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(b) Forfeiture.  Except as otherwise set forth in Section
7(d), in order to remain eligible to receive an Award, a Participant must be employed by the Company on the payment date or must have died, become disabled, retired under the Company's retirement plan or have been discharged without cause subsequent to the end of the Performance Cycle and prior to the payment date.

(c) Form of Payment. All Awards payable under the Plan, if any, shall be payable in cash. All amounts hereunder shall be paid solely from the general assets of the Company. The Company shall not maintain any separate fund to provide any benefits hereunder, and each Participant shall be solely an unsecured creditor of the Company with respect thereto.

9. General Provisions of the Plan.

(a) Term of the Plan. The Plan shall be effective with respect to Performance Cycles commencing in 2000 through 2004 and shall terminate upon the payment of all Awards, if any, earned with respect to the Performance Cycle commencing in 2004, unless the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at any special or annual meeting of the stockholders of the Company occurring on or prior to the date of the 2004 Annual Meeting of Stockholders shall approve the continuation of the Plan.

(b) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

(c) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

10. No Right of Continued Employment. Neither the existence nor any term of the Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries, nor shall participation herein for any Performance Cycle confer upon any Participant any right to participate in the Plan with respect to any subsequent Performance Cycle.

11. No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any Awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

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12. Miscellaneous.

(a) Nonalienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to (i) a corporation or other entity which acquires all or substantially all of the Company's assets or (ii) any corporation or other entity into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant's beneficiaries, heirs, executors, administrators or successors in interest.

(b) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

(c) Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the conflict of law principles thereof.

13. Amendment and Termination. The Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan as it deems advisable; provided, however, that no such action shall be effective without approval by the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at any special or annual meeting of the Company's stockholders, to the extent such approval is necessary to continue to qualify the amounts payable hereunder to "covered employees" (within the meaning of section 162(m) of the Code) as deductible under section 162(m) of the Code.




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